UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): January 16, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



England and Wales               33-12430                    xxx
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                          New Century Park, PO Box 53,
                                Coventry, CV3 1HJ

               ---------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 16 January 2004 - Holding(s) in Company



Wanger Asset Management, L.P.
227 West Monroe, Suite 3000
Chicago, Illinois 60606
Tel: (312) 634-9200


BY UPS NEXT DAY AIR


January 14, 2004


Marconi Corp PLC
Attention: Company Secretary
34 Grosvenor Square
London, W1A 4QP
United Kingdom


Ladies and Gentlemen:


We hereby notify you in fulfilment of the obligation of disclosure imposed by the provisions of Sections 198 to 202 of the Companies Act (1985) (the "Act"), that:

(a) Liberty Wanger Asset Management, L.P. has recently decreased their position in Marconi Corp PLC (the "Relevant Shares") from 3.6% to 0.7% of the companies outstanding shares. Liberty Wanger Asset Management recently sold 5,755,000 shares and now holds 1,455,000 shares in Marconi Corp PLC which represents 0.7% of the companies outstanding shares of 200,002,000 shares.

(b)  The registered holders of the Relevant Shares are:


Wanger Advisors Trust Foreign Forty Fund - State Street Nominees Ltd. 27,500 shares

Liberty Acorn International Fund-State Street Nominees Ltd. 1,075,000 shares

Liberty Acorn Foreign Forty Fund-State Street Nominees Ltd. 54,000 shares

AXP Partners International Aggressive Growth Fund - Bank of New York 60,180 shares

Wanger European Small Cap Fund - State Street Nominees Ltd. 238,320 shares

(c) Liberty Wanger Asset Management, L.P. is interested in the Relevant Shares by virtue of Section 208 (4)(b) of the Act; and

(d) This notification is given on behalf of Liberty Wanger Asset Management, L.P. and its registered address at 227 W. Monroe Street, 30th Floor, Chicago, Illinois 60606.


Yours faithfully,


Liberty Wanger Asset Management, L.P.
By WAM Acquisition GP, its general partner


Bruce H. Lauer
Senior Vice President and Secretary

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: January 16, 2004